EXHIBIT 10.2

                            Form of Warrant Agreement


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THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION TO SUCH ACT.

Exercisable until the earlier of (i) January 15, 2007, or (ii) one year after the declaration of effectiveness of a registration statement covering these Warrants and/or the shares issuable upon exercise of these Warrants.

                                 WARRANT FOR THE
                       PURCHASE OF SHARES OF COMMON STOCK

                                       Of

                           X-CHANGE CORPORATION, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
               --------------------------------------------------

                  THIS CERTIFIES THAT, for value received, ___________________, together with his or its successors, assigns, heirs and personal representatives (the "Investor"), is entitled to purchase, up to ___________________________________ (_______) duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (the "Common Stock") of X-Change Corporation, Inc., a Nevada corporation (the "Company"), at the per share purchase price described in Section 1.3 below, subject to the provisions and upon the terms and conditions hereinafter set forth.

                  1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

                  1.1 Term. The purchase right represented by this Warrant may be exercised in whole or in part at any time and from time to time from and after the date hereof and until the earlier of (i) January 15, 2007, or (ii) one year after the declaration of effectiveness of a registration statement covering these Warrants and/or the shares issuable upon exercise of these Warrants; provided that, if the last day on which this Warrant may be exercised is a Sunday or a legal holiday or a day on which banking institutions doing business in the City of New York are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m. (New York time) on the next succeeding full business day with the same force and effect as if exercised on such last day specified herein.

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                  1.2 Number of Shares. This Warrant is initially exercisable for ______________________________ (_______) shares of Common Stock, subject to adjustment pursuant to Section 2 of this Warrant.

                  1.3 . Purchase Price. As of the date hereof, the initial per share purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be One Dollar ($1.00) per share. Such initial exercise price shall be subject to adjustment as provided herein (such initial exercise price as so adjusted, the "Warrant Price").

                  1.4 Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of a subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price (i) by check or bank draft payable to the Company's order or by wire transfer to the Company's account for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company's Board of Directors or (ii) pursuant to the procedure set forth in Section 1.5.

                  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such latter date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

                  1.5 Cashless Exercise. In addition to and without limiting the rights of the holder hereof under the terms hereof, at the holder's option this Warrant may be exercised in whole or in part at any time or from time to time prior to its expiration for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (a) the fair market value of the number of shares of Common Stock subject to this Warrant designated for exercise by the holder hereof on the date of the exercise and (b) the aggregate Warrant Price for such shares in effect at such time .

                  The "fair market value" of shares of Common Stock shall be calculated on the basis of (a) if the Common Stock is then traded on a securities exchange, the average of the closing prices of the Common Stock on such exchange over the 20 trading day period ending three (3) trading days prior to the date of exercise, (b) if the Common Stock is then regularly traded over-the-counter, the average of the sale prices or secondarily the closing bid of the Common Stock over the 20 trading day period ending three (3) trading days prior to the date of exercise, or (c) if there is no active public market for the Common Stock, the fair market value thereof shall be determined by a nationally recognized investment banking firm chosen in good faith by the Company's Board of Directors, provided however, that such fair market value shall take into account the valuations of comparable companies that are publicly traded or privately held, but not including any discount attributable to the fact that the shares are illiquid or that they represent a minority ownership interest in the company. If the holder of this Warrant exercises this Warrant contingent upon the closing of a public offering, the "fair market value " of a share of Common Stock on the date of exercise shall be equal to the initial price to the public specified in the final prospectus with respect to such

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public offering. The following diagram illustrates how many shares would then be issued upon exercise pursuant to this Section 1.5:


         Let      FMV      =        Fair market value per share of Common Stock at date of exercise.
                  PSP      =        Per share Warrant Price at date of exercise.
                  N        =        Number of shares of Common Stock desired to be exercised.
                  X        =        Number of shares of Common Stock issued upon exercise.
                           X        =       (FMV)(N)-(PSP)(N)
                                                     FMV

                  No payment of any cash or other consideration to the Company shall be required from the holder of this Warrant in connection with any exercise of this Warrant pursuant to this Section 1.5. Such exercise shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the holder hereof that the exercise pursuant to this section be made, or at such later date as may be specified in such request.

                  1.6 Issuance of Shares. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise, and (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided herein.

         2.       Certain Adjustments.

                  2.1 Mergers, Consolidations or Sale of Assets. If after the date hereof there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein), or spin-off, or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such transaction, lawful provision shall be made so that the Investor shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities, cash or property of the Company or the successor corporation resulting from such transaction, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such transaction if this Warrant had been exercised immediately before such transaction. In any such case, appropriate adjustment (as determined reasonably and in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Investor after such transaction to the end that the provisions of this Warrant (including adjustment of the purchase price then in effect and the number of shares of Common Stock issuable upon exercise hereon shall be

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applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  2.2 Splits and Subdivisions, Dividends. If the Company should effect or fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or warrants, options or other rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share purchase price shall be appropriately decreased and the number of shares of Common Stock issuable upon exercise hereof shall be appropriately increased in proportion to such increase of outstanding shares.

                  2.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Common Stock issuable upon exercise hereof shall be appropriately decreased in proportion to such decrease in outstanding shares.

                  2.4 Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of the Company (other than Common Stock Equivalents) or other persons, evidences of indebtedness issued by the Company or other persons, assets (including cash dividends) or options or rights not referred to in Section 2.2, then, in each such case for purposes of this Section 2.4, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

                  2.5      Issuance of Additional Common Stock

                           (a) If, after the date hereof, the Company shall
issue or sell to an affiliate of the Company (as defined in Rule 144(a)(I) of the Act).

                           (i) Additional Shares (defined below) without
                  consideration or for a consideration per share less than the higher of (A) the Warrant Price and (B) the fair market value of a share of Common Stock in effect immediately prior to such issue or sale, or

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                           (ii) Common Stock Equivalents exercisable for
                  Additional Shares with a minimum exercise or exchange price less than the higher of (A) the Warrant Price and (B) the fair market value of a share of Common Stock,

then, and in each such case, the Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction:

                           (i) the numerator of which shall be (A) the number of
                  shares of Common Stock outstanding immediately prior to such issue or sale plus (B) the number of shares of Common Stock that the aggregate consideration received by the Company upon such issuance or sale (or, in the case of Common Stock Equivalents exercisable for Additional Shares, receivable by the Company upon exercise or exchange) would purchase at such Warrant Price or fair market value, as the case may be, and

                           (ii) the denominator of which shall be the number of
                  shares of Common Stock outstanding immediately after such issue or sale (or, in the case of Common Stock Equivalents exercisable for Additional Shares, assuming exercise or exchange thereof).

                          (b) For the purposes of this Section 2.5, the
consideration for the issue or sale of Additional Shares shall, irrespective of the accounting treatment of such consideration, (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, and (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale.

                          (c) Notwithstanding anything contained herein to the
contrary, the consideration for any Common Stock Equivalents shall be the total amount of consideration received by the Company for the issuance of such Common Stock Equivalents plus the minimum amount of consideration payable to the Company upon exercise, conversion or exchange of Common Stock Equivalents (the "Net Consideration") determined as of the date of issuance of such Common Stock Equivalents. Any obligation, agreement or understanding to issue Common Stock Equivalents at any time in the future shall be deemed to be an issuance at the time such obligation or agreement is made or arises. No adjustment of the Warrant Price shall be made under this Section 2.5 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise, conversion or exchange of any Common Stock Equivalents if any adjustment shall previously have been made upon the issuance of any such Common Stock Equivalents.

                  Should the Net Consideration for any such Common Stock Equivalents be increased or decreased from time to time, then, upon the effectiveness of such change, the Warrant Price will be that which would have been obtained (i) had the adjustments made upon the issuance of such Common Stock Equivalents been made upon the basis of the actual Net Consideration (as so increased or decreased) of such Common Stock Equivalents, and (ii) had adjustments to such Warrant Price since the date of issuance of such Common Stock Equivalents been made to such Warrant Price as adjusted pursuant to (i)

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above. Any adjustment of the Warrant Price with respect to this paragraph which relates to Common Stock Equivalents shall be disregarded if, as, and when all of such Common Stock Equivalents expire or are canceled without being exercised, so that the Warrant Price effective immediately upon cancellation or expiration shall be equal to the Warrant Price in effect at the time of the issuance of the expired or canceled Common Stock Equivalents, with such additional adjustments as would have been made to such Warrant Price had the expired or canceled Common Stock Equivalents not been issued.

                           (d) "Additional  Shares" means all shares of Common
Stock, whether or not subsequently reacquired or retired by the Company other than (i) shares of Common Stock issued or to be issued to directors, officers, employees and consultants of the Company or any subsidiary pursuant to any bona fide qualified or non-qualified stock option plan or agreement, stock purchase plan or agreement, stock restriction agreement, or employee stock ownership plan
(ESOP).

                           (e) The number of shares of Common Stock that the
holder of this Warrant shall be entitled to receive upon each exercise hereof after any adjustment pursuant to this Section 2.5 shall be determined by multiplying (i) the number of shares of Common Stock that were issuable immediately prior to such adjustment, by (ii) the fraction of which (A) the numerator is the Warrant Price immediately prior to such adjustment and (B) the denominator is the Warrant Price immediately following such adjustment.

                  2.6 Certificate as to Adjustments. In the case of each adjustment or readjustment of the Warrant Price pursuant to this Section 2, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate, signed by the Company's Chief Financial Officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will furnish or cause to be furnished to such holder a certificate setting forth (a) such adjustments and readjustments, (b) the Warrant Price at the time in effect and how it was calculated and (c) the number of shares of Common Stock issuable upon exercise hereof and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

                  2.7 Other Dilutive Events. If any event shall occur as to which the provisions of Section 2 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Board of Directors of the Company shall make such adjustment, if any, on a basis consistent with the essential intent and principles established in Section 2, necessary to preserve, without dilution, the purchase rights represented by this Warrant. The Company will promptly notify the Investor of any such adjustments and shall make the suggested adjustments.

                  2.8 No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance

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or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment.

         Without limiting the generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding; and (c) will not take any action which results in any adjustments of the Warrant Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

                  2.9      Notices of Record Date etc. In the event of:

                           (a) any taking by the Company of a record of the
holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

                           (b) any capital reorganization of the Company, any
reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

                           (c) any voluntary or involuntary dissolution,
liquidation or winding-up of the Company,

the Company will mail to the holder of this Warrant at least fifteen (15) days prior to the earliest date specified below, a notice specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up.

         3. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair


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market value of such fractional share as determined in accordance with Section
1.5 hereof.

         4.       Representations and Warranties of the Company.

                  4.1 Authorization. The Company has full power and authority to enter into this Warrant. This Warrant has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

                  4.2 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock, free from preemptive rights, as shall from time to time be sufficient to effect the exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. If any shares of its Common Stock to be reserved for the purpose of issuance upon exercise of the Warrants require registration with or approval of any governmental authority under any applicable law before such shares of Common Stock may be validly issued or delivered, then it shall secure such registration or approval, as the case may be, and maintain such registration or approval in effect so long as so required.

                  4.3 Adjustment in Number of Shares Issuable and Purchase Price. There has not been nor will there be any adjustment to the number of shares issuable or the purchase price payable upon the exercise of any securities of the Company convertible into or exchangeable for shares of Common Stock resulting from the issuance or exercise of this Warrant.

                  4.4 Valid Issuance. This Warrant, when issued and delivered in accordance with the terms hereof, will be duly authorized and validly issued, and the Common Stock issuable upon the exercise hereof, when issued pursuant to the terms hereof and upon payment of the exercise price, shall, upon such issuance, be duly authorized, validly issued, fully paid and nonassessable.

         5. Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Investor shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 5, however, shall limit the right of the Investor to be provided the notices described in Section 2 hereof or to participate in distributions described in Section 2 hereof if the Investor ultimately exercises this Warrant.

         6. Limitation of Liability. Except as otherwise provided herein, in the absence of affirmative action by the holder hereof to purchase the Common Stock in accordance herewith, no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to an obligation on such holder to purchase

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any securities or any liability of such holder for the purchase price or as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company.

         7. Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows:

                  7.1 Investment Experience. The Investor represents that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Common Stock issuable upon exercise hereof. The Investor also represents it has not been organized solely for the purpose of acquiring the Warrant or the Common Stock issuable upon exercise hereof.

                  7.2 Restricted Securities. The Investor understands that the Warrant being issued hereunder and the Common Stock issuable upon exercise hereof are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and have not been registered under the Act nor qualified under applicable state securities laws and that under such laws and applicable regulations such securities may not be resold without registration under the Act, except in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Act ("Rule 144"), as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                  7.3 Accredited Investor. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act.

                  7.4 Legends. It is understood that the certificates evidencing the Common Stock issuable upon exercise hereof may bear the following legend:

        "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
         1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION TO SUCH ACT"

         8.       Transfers and Exchanges.

                  8.1 The Investor agrees not to sell, hypothecate, pledge or otherwise dispose of any interest in the Warrant or the Common Stock issuable upon exercise hereof in the United States, its territories, possessions or any area subject to its jurisdiction, or to any person who is a national thereof or resident therein (including any estate of such person), or any corporation, partnership or other entity created or organized therein, other than in accordance with the Act.

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                  8.2 Upon presentation to the Company's transfer agent of the form of Assignment attached hereto, a new Warrant shall be issued to the new holder hereof. New Warrants issued in connection with transfers or exchanges shall not require the signature of the new holder hereof and shall be identical in form and provision to this Warrant except as to the number of shares.

                  8.3 Each certificate evidencing the shares of Common Stock issued upon exercise of this Warrant, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Company, contain a legend, in form and substance reasonably satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act.

                  8.4 Ownership of Warrants. The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 8.5(a) as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

                  8.5 Transfer and Exchange of Warrants.

                           (a) The Company will serve as its own transfer agent
for purposes of this Warrant, where notices, presentations and demands in respect of this Warrant may be made upon it, until such time as the Company shall notify the holders of the Warrants of any change in such transfer agent; and

                           (b) Upon the surrender of any Warrant, properly
endorsed, for registration of transfer or for exchange, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         9. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Investor and their respective successors and assigns, subject at all times to the restrictions set forth herein.

         10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

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         11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

         12. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any such amendment or waiver shall be binding on the parties.

         13. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with Nevada law, without regard to conflict of law provisions.

         14. Notices. Except as otherwise provided in this Warrant, any requirement for a notice, demand or request under this Warrant will be satisfied by a writing (a) hand delivered with receipt; (b) mailed by United States registered or certified mail or Express Mail, return receipt requested, postage prepaid; or (c) sent by Federal Express or any other nationally recognized overnight courier service, and addressed as follows: if to the holder, at its address as shown on the books of the Company; and if to the Company, to the Company's principal office which is currently located at 36 W. 44th Street, Suite 1209, New York, NY 10036, Attn: Chief Financial Officer. All notices that are sent in accordance with this Section 14 will be deemed received by the holder or the Company on the earliest of the following applicable time periods:
(i) the date the return receipt is executed; or (ii) the date delivered as documented by the overnight courier service or the hand delivery receipt. Either the holder or the Company may designate a change of address by written notice to the other party.

         15. Remedies. The Company acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. The Company accordingly agrees that the holders shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of other remedies at law.

              Warrant for the Purchase of Shares of Common Stock of
                           X-Change Corporation, Inc.

                                      X-CHANGE CORPORATION, INC.


                                      By:     _____________________________
                                               Name:
                                               Title: President

                                               Dated:  January 15, 2002

                                  SUBSCRIPTION



X-Change Corporation
36 W. 44th Street, Suite 1209
New York, NY  10036


Ladies and Gentlemen:

         The undersigned, _______________________ , hereby elects to purchase, pursuant to the provisions of the Warrant dated, January 15, 2002 held by the undersigned, ___________ shares of the Common Stock of X-Change Corporation, a Nevada corporation, and tenders herewith payment of the purchase price of such shares in full.

         In exercising its rights to purchase such Common Stock, the undersigned hereby confirms the investment representations made in Section 7 of such Warrant.

Dated: ______________, 200_.



                                               ______________________________

                                               By ___________________________


                                    Address:   ______________________________

                                               ______________________________

                              [FORM OF ASSIGNMENT]

The undersigned hereby assigns this Warrant to


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
         (Print or type name, address and zip code of assignee)

Please insert Social Security or other
identifying number of assignee


_______________________________________


and irrevocably appoints ____________________________ as agent to transfer this Warrant on the books of the Company. The agent may substitute another to act for him or it.


Dated:______________________________          Signed:________________________


______________________________________________________________________________
(Sign exactly as name appears on the front of this Warrant)




Dated:_______________________________          Signed:_______________________
                                               Name:_________________________
                                               Title:________________________